UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Under § 240.14a-12

HARLEY-DAVIDSON, INC.
(Name of Registrant as Specified In Its Charter)

H PARTNERS MANAGEMENT, LLC REHAN JAFFER
(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

H Partners Management, LLC, together with the other participant in its solicitation (collectively, “H Partners”), has filed a preliminary proxy statement and accompanying BLUE proxy card with the U.S. Securities and Exchange Commission to be used to solicit WITHHOLD votes on the election of certain directors of Harley-Davidson, Inc., a Wisconsin corporation (the “Company”), at the Company’s 2025 annual meeting of shareholders (the “Annual Meeting”).

Item 1: On April 23, 2025, H Partners issued an investor presentation titled “Free The Eagle: The Urgent Need for Leadership Change at Harley-Davidson,” a copy of which is attached hereto as Exhibit 1 and incorporated herein by reference.

Item 2: Also on April 23, 2025, H Partners issued the following press release:

H Partners Releases Presentation Outlining Urgent Need for Leadership Change at Harley-Davidson

Highlights the Shareholder Value Destruction, Weak Execution, and Poor Governance Under CEO & Chairman Jochen Zeitz, Presiding Director Thomas Linebarger, and Long-Tenured Director Sara Levinson

Details H Partners’ Proposed Solution to Renew Harley-Davidson for the Benefit of Shareholders, Employees, Dealers, and Riders

Visit www.FreeTheEagle.com to Download the Presentation and Learn How Shareholders Can Vote WITHHOLD by Waiting for H Partners’ BLUE Proxy Card

NEW YORK--(BUSINESS WIRE)--H Partners Management, LLC (“H Partners” or “we”), one of the largest shareholders of Harley-Davidson, Inc. (NYSE: HOG) (“Harley-Davidson” or the “Company”), which beneficially owns approximately 9.1% of the outstanding shares of the Company, today issued a presentation highlighting the urgent need for leadership change at Harley-Davidson based on the role long-tenured incumbent directors – CEO and Chairman Jochen Zeitz, Presiding Director Thomas Linebarger and 29-year director Sara Levinson – have played in the Company’s shareholder value destruction, cultural depletion, and failure to hold management accountable for consistent underperformance. The presentation follows H Partners’ launch of its campaign to urge shareholders to hold Zeitz, Linebarger, and Levinson responsible by voting “WITHHOLD” on each at the Company’s 2025 Annual Meeting of Shareholders (the “Annual Meeting”) on May 14, 2025.

Earlier this month, H Partners issued an open letter detailing its concerns with the entrenched directors and calling on Harley-Davidson shareholders to make clear to the Board at the Annual Meeting that the status quo is unacceptable, that the long-tenured, entrenched directors must be removed, and that a new, external CEO is necessary to repair stakeholder relationships, strengthen the brand, and return Harley-Davidson to greatness.

To learn more about H Partners’ campaign and how to vote “WITHHOLD” on Jochen Zeitz, Thomas Linebarger, and Sara Levinson at the Annual Meeting, visit www.FreeTheEagle.com.

IMPORTANT INFORMATION FOR SHAREHOLDERS

Harley-Davidson shareholders who want to vote now can support H Partners campaign by voting “WITHHOLD” on the WHITE proxy card or voting instruction form they receive from the Company. H Partners strongly urges shareholders NOT to return any WHITE Proxy Card or voting instruction form from the Company voting “For” the three nominees we oppose and NOT to allow the Company or its proxy solicitor to take their vote over the telephone. If Harley-Davidson’s shareholders have already voted the Company's WHITE Proxy Card or voting instruction form or had their vote taken by the Company over the telephone “For” the three nominees we oppose, a later-dated BLUE card or voting instruction form will revoke their previously cast vote.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

H Partners Management, LLC (“H Partners”), together with the other participant named herein, has filed a preliminary proxy statement and accompanying BLUE proxy card with the Securities and Exchange Commission (“SEC”) to be used to solicit proxies to vote WITHHOLD on the election of certain directors of Harley-Davidson, Inc., a Wisconsin corporation (the “Company”), at the Company’s 2025 annual meeting of shareholders.

H PARTNERS STRONGLY ADVISES ALL SHAREHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS, INCLUDING A PROXY CARD, AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THIS PROXY SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE, WHEN AVAILABLE, UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS' PROXY SOLICITOR.

The participants in the anticipated proxy solicitation are expected to be H Partners and Rehan Jaffer. As of the date hereof, H Partners and Mr. Jaffer beneficially own 11,300,000 shares of Common Stock, $0.01 par value per share.

***

About H Partners Management

H Partners Management, LLC is an independent investment firm founded in 2005 based in New York City.

Contacts

For Shareholders:

Saratoga Proxy Consulting LLC

John Ferguson / Joseph Mills, 212-257-1311

info@saratogaproxy.com

For Media:

Longacre Square Partners LLC

Greg Marose / Kate Sylvester, 646-386-0091

HPartners@longacresquare.com

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Item 3: Also on April 23, 2025, H Partners posted the following materials to www.FreeTheEagle.com:

Item 4: Also on April 23, 2025, H Partners sent the following email to subscribers of www.FreeTheEagle.com:

Fellow H-D Stakeholders,

The presentation follows the launch of H Partners' campaign to urge shareholders to hold Zeitz, Linebarger, and Levinson responsible by voting **"WITHHOLD"** on each at the Company's 2025 Annual Meeting of Shareholders on May 14, 2025 (the "Annual Meeting").

H-D is a rare company whose significance extends far beyond its immediate stakeholders – its legacy is deeply embedded in loyal rider and dealer communities, as well as in the broader fabric of American culture. We believe in the future of this iconic American company and have launched our campaign in order to restore H-D to greatness.

VIEW THE PRESENTATION

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

H Partners Management, LLC (“H Partners”), together with the other participant named herein, has filed a preliminary proxy statement and accompanying BLUE proxy card with the Securities and Exchange Commission (“SEC”) to be used to solicit proxies to vote WITHHOLD on the election of certain directors of Harley-Davidson, Inc., a Wisconsin corporation (the “Company”), at the Company’s 2025 annual meeting of shareholders.

H PARTNERS STRONGLY ADVISES ALL SHAREHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS, INCLUDING A PROXY CARD, AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THIS PROXY SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE, WHEN AVAILABLE, UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS' PROXY SOLICITOR.

The participants in the anticipated proxy solicitation are expected to be H Partners and Rehan Jaffer. As of the date hereof, H Partners and Mr. Jaffer beneficially own 11,300,000 shares of Common Stock, $0.01 par value per share.